UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

Apogent Technologies Inc.

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street

Portsmouth, New Hampshire, 03801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603) 433-6131

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number	Description
99.1	Press release dated July 22, 2003, reporting the Company’s third quarter and year-to-date results.

Item 9.    Regulation FD Disclosure.

On July 22, 2003, Apogent Technologies Inc. issued a press release reporting the Company’s third quarter and year to date financial results and related matters. The press release is attached as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition.

On July 22, 2003, Apogent Technologies Inc. issued a press release reporting the Company’s third quarter and year to date financial results and related matters. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: July 22, 2003	By:	/s/ MICHAEL K. BRESSON
Michael K. Bresson Executive Vice President—General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 22, 2003